UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 2, 2016

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2016, Approach Resources Inc. (the “Company”) issued a press release announcing financial and operational results for the three and twelve months ended December 31, 2015 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2016, the board of directors of the Company (the “Board”) determined, in light of the current commodity price environment, market conditions and size of the Company, to reduce the size of the Board from eight members to five members, effective immediately following the Company’s 2016 annual meeting of stockholders (the “Annual Meeting”). The Board also adopted governance guidelines that included a mandatory retirement provision, requiring directors to resign at the annual meeting of stockholders following their 72nd birthday. The Annual Meeting will take place after the 72nd birthday of each of Bryan H. Lawrence and Sheldon B. Lubar. Mr. Lawrence, whose term expires at the Annual Meeting, has determined to not run for re-election and to let his term expire at such time. Mr. Lubar has stated an intention to retire from the Board effective immediately following the Annual Meeting. In addition, Christopher J. Whyte has stated an intention to retire from the Board effective immediately following the Annual Meeting. Following such retirements, the number of directors comprising the Board will be five.

Mr. Lawrence is not a member of any of the Company’s committees. Mr. Lubar is currently a member of the Company’s Nominating and Corporate Governance Committee. Mr. Whyte is currently a member of the Company’s Audit Committee and Compensation Committee. Immediately following the Annual Meeting, the Board anticipates reorganizing its committee memberships to account for such retirements. None of Messrs. Lawrence’s, Lubar’s or Whyte’s retirement was the result of any disagreement with the Company.

Item 7.01 Regulation FD Disclosure.

On March 3, 2016, the Company issued the Press Release discussed above in Item 2.02 of this current report on Form 8-K. A copy of the Press Release is furnished herewith as Exhibit 99.1.

On March 3, 2016, the Company posted a presentation titled “Approach Resources Inc. – Fourth Quarter & Full-Year 2015 Results” under the “Investors – Presentations” section of the Company’s website, www.approachresources.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 3, 2016.

In accordance with General Instruction B.2 of Form 8-K, the information in sections 2.02 and 7.01 of this current report on Form 8-K, including the attached, referenced exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ Josh E. Dazey
Josh E. Dazey
Vice President – General Counsel

Date: March 3, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 3, 2016.

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